Analyst / Investor Day

August, 2008


CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
中国安防技术有限公司
China Security & Surveillance Technology, Inc.
铸就平安 引领安防
Gateway to China Safety
缔造时代大安防

NYSE : CSR

Forward Looking Statement

The statements made in this presentation are forward-looking statements. Risk factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risk. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risk and other factor detailed in the Company's reports filed with the Securities and Exchange Commission. China Security & Surveillance Technology, Inc. undertakes no duty to update those forward-looking statements.

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Company

NYSE: CSR

- Leading Security & Safety Solution Provider in China
- Established in 2001
- 2005: OTCBB via a reverse Merger
- October 2007 : New York Stock Exchange (Symbol: CSR)
- Leading consolidator in a highly fragmented domestic security market
- Largest homegrown security company
- Number of employees > 4,500
- Customers include Government entities, Corporate & Non-profit Organizations


CSS

The Industry Drivers

Government Security Needs	• Global Incidents have fuelled concerns • Improve general public safety
Corporate Needs	• Risk management • Asset Protection
Environmental Protection Needs	• Pollution detection • Environmental changes
General Public Needs	• Home protection • Remote Surveillance, Alarm and intrusion detection









Key Drivers in China

Regulatory	• State Ordinance 458 • Safe City Initiative
International Events	• Olympics • Shanghai Worlds' Fair
Increased Corporate Demand	• Technology has encouraged and facilitated the deployment in China

- **PRC's security market reached RMB111 billion (US$16 billion) in 2007. Market estimated to exceed RMB200 billion (US$29 billion) by 2009.**

- **Safe City Projects covers 660 cities. Estimated to be about $25 billion over 5 – 10 years.**



CSST 中国安防技术有限公司
China Security & Surveillance Technology, Inc.

China Security Market Evolution

NYSE: CSR

Traditional Security demand

- **Standalone Product**
  - Video Monitoring
  - Access Control
  - Security Alarm
  - Indoor Communications

Total Security Solution Demand

- **Integrated Systems**
  - Safe City Projects
  - Emergency Response
  - Residential Communities
  - Environmental Protection
  - Industrial Safety

- Public Security Monitoring
- Intelligent Transportation
- Environmental Monitoring
- Production Safety
- Corporate/Retail Monitoring
- Residential Monitoring

- **Focus on safe city, emergency control and environmental security projects**

- **Increased demands from personal safety, home safety and community safety**

- **Combine all security services (Single Service Provider Concept)**



CSST – Integrated Security


Manufacturer & Supplier
Installation & Integration
Post Sales Services

- **Complimentary**
- **Creates a powerful total service offering to clients**

One Stop Shop Provider

Addressing all security needs of our clients

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Overall Strategy

NYSE: CSR



Phase 1
Phase 2
Phase 3
Manufacturer
•Own brand
•Quality Control
•Approval & permits
System Integrator
•We manufacture and we install for you
•Build branding and creditability in market
•Build national distribution network
•Build the customer base
Service Provider
•We manufactured the products, we installed it...who else is better than us to manage it for you.
•Capitalise on system integration customer base
Higher Margins
Recurring Revenues
Greater Visibility

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Products

NYSE: CSR

Camera Solutions



Recording & Data Storage Solutions



Display Solutions



Intruder Detection & Access Control



CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Current Target Markets

NYSE: CSR

Transportation/Public Areas



- Traffic monitoring
- Bus stations
- Airports



- Shopping centres
- Parks
- Tourist destinations

Gov't/Non-Profit



- Government buildings
- Schools
- Hospitals



- Police stations
- Border controls
- Sea ports

Commercial/Residential



- Commercial buildings
- Banks
- Hotels
- shopping malls



- Residential estates

Others



- Factories
- Industrial applications



- Entertainment venues
- Exhibition halls

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Safe City Projects

NYSE: CSR

CSST Safe City Projects Covers Majority Provinces in China



Qingzhou, Bingzhou, Leping ,Jiaonan
Dalian Shenyang Tiexi Region
Taiyuan
YinChuang
Qingdao, Jining
Baoji
Suzhou, Wuxi, Suqian, Zhenjiang, Taizhou
Wuhan
Wenzhou, Yiwu, Ji'An, Keqiao
Guizhou, Kaili
Zhangzhou
Fuzhou, JinXi, Nanchang, Fuliang
Kunming
Shenzhen-Huaqiangbei, Luohu, Zhongshan, Fuoshan, Chaozhou, Yangjiang, Bao'An, Heyuan, Qingyuan
Hezhou, Laibingshi ,Fuchuan
RUSSIA
KAZAKHSTAN
MONGOLIA
HEILONGJIANG
LIAONING
XINJIANG
INNER MONGOLIA
Beijing
GANSU
Tianjin
HEBEI
QINGHAI
NINGXIA
SHANXI
SHANDONG
CHINA
SHAANXI
HENAN
TIBET
SICHUAN
HUBEI
ANHUI
CHONGQING
JIANGXI
HUNAN
FUJIAN
GUIZHOU
YUNNAN
GUANGXI
GUANGDONG
BANGLADESH
BURMA
VIETNAM
LAOS
THAILAND
Macau
HAINAN
TAIWAN
South China Sea
East China Sea
NEPAL

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Competitive Advantage

NYSE: CSR



One Stop Shop
Comprehensive Product Portfolio
Well Capitalized
Qualificatio n & Recognition
Wide Distribution Network
Leadership Position





CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Financials I

NYSE: CSR

Revenues (in USD M)



$100.0
$80.0
$60.0
$40.0
$20.0
$-
$52.1
$92.7
77.9%
Q2, 2007
Q2, 2008

Adjusted Net Income (in USD M)*



$15.0
$10.0
$5.0
$-
$10.0
$17.5
75%
Q2, 2007
Q2, 2008

Adjusted Diluted EPS (in USD)*



$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.26
$0.39
50%
Q2, 2007
Q2, 2008

Total Outstanding Shares

- 44.9 million

As of 30th June 2008

* *Excluding all Non-cash expenses*

Financials II

Revenues


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$32.7
$107.0
$240.2
$71.8
$92.7
2005
2006
2007
Q1, 2008
Q2, 2008

Organic Growth (% of Revenues)


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$23.7
$6.5
$100.5
$40.8
$199.2
83%
$8.1
$63.7
89%
$24.2
$68.5
74%
2005
2006
2007
Q1, 2008
Q2, 2008
Organic
Acquired

Notes:
- *Figures in USD millions*
- *2004 : Child Van Wagoner & Bradshaw, PLLC | 2005 - 2007: GHP Horwath*

CSST 中国安防技术有限公司 China Security & Surveillance Technology, Inc.

Financials III

NYSE: CSR

Gross Profits



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$9.2
$31.0
$69.5
$22.3
$30.5
2005
2006
2007
Q1, 2008
Q2, 2008

Net Income



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
Net Income (USGAAP)
Net Income (Adjusted)
$7.3
$7.5
$22.9
$24.1
$35.3
$58.0
$4.5
$13.7
$7.7
$17.5
2005
2006
2007
Q1, 2008
Q2, 2008

USGAAP EPS	$0.39	$0.86	$0.91	$0.11	$0.17
Adjusted EPS	$0.41	$0.89	$1.20	$0.32	$0.39

Notes:
- *Figures in USD millions*
- *2004 : Child Van Wagoner & Bradshaw, PLLC | 2005 - 2007: GHP Horwath*

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Financials IV

NYSE: CSR

Balance Sheet Highlights

USDMM

Key Balance Sheet Items	FY 2007	Q1, 2008	Q2, 2008
Cash and cash equivalents	$89.1	$77.1	$88.6
Working Capital	$159.7	$165.8	$188.3
Total Assets	$377.4	$359.8	$461.7
Total Liabilities	$177.6	$177.8	$195.4

Q2, 2008 Financial Highlights (YoY)

Revenues increased **78%**

- From $52.1M to $92.7M

Gross Profits Increased **104%**

- From $14.9M to $30.5M
- From 28.6% to 32.8% of revenues

Income from Operations Increased **47.7%**

- From $9.6M to $$14.3M

Adjusted Net Income increased **75%***

- From $9.98M to $17.5M

** NB: Adjusted for non-cash expenses such as D&A, EIP and the redemption accretion on the convertible notes*

Financials V

USDMM

Key Financials Guidance	FY 2008	Q3, 2008
Revenues	$400 - $410	$110 - $115
Adjusted Net Income	$73 - $80	$19 - $21
Adjusted EPS*	$1.60 - $1.77	$0.43 - $0.45

* NB : Cash earnings

CSST 中国安防技术有限公司 China Security & Surveillance Technology, Inc.

Board Members

NYSE: CSR

Guoshen Tu	Terence Yap	Runshen Li	Mak Kin Kwong	Robert Shiver
Chairman & CEO	Vice Chairman & CFO	Independent Director	Independent Director	Independent Director
•EMBA of Beijing University	•MBA of Chinese University of Hong Kong •BBus Finance & Accounting (Australia)	•Ever held key post in China Public Security •Over 40 years' security experience	•Financial expert, 17 years' experience in Big 4. •Rich experience in Asian leading enterprises	•30 years' security experience, •Presently serves in TC Energy Holdings and The Shiver Group LLC. , Aerwav Holdings Inc.

The Road Ahead



Internationalization

Service Focus

Segmentation



Internationalization



Internationalization I

Objectives

- **Expansion to other growing Security markets**
  - **Middle East**
  - **Asia**
  - **India**
  - **Africa**

- **Raising Internal standards**
  - **International standards VS Chinese standards**
  - **Forcing internal improvements and upgrades**

- **Increase recognition**
  - **Not only in China, but globally**


CSST

CSST's main focus will still be within the China market but we cannot ignore the global growth opportunities

Internationalization II

Dubai Listing – The DIFX

- **Started in 2005**
- **International exchange comparable to New York, London and Hong Kong**
- **NASDAQ owns 33% of DIFX and related to the LSE**
- **Supported by an enormous amount of capital within the Middle East**
- **UAE – Highest GDP per capita US$46,200 (vs USA US$45,959)**
- **UAE – Trade surplus $39.5 billion**


Bourse Dubai
67%
20.4%
19.9%
DIFX
LSE
NASDAQ
33%

DIFX Dubai International Financial Exchange

Internationalization III

Dubai Listing – The Benefits

- **Increase Profile**
  - First Chinese company
  - First NYSE company



- **Expansion of Shareholder base**
  - Longer term shareholders
  - European & Middle eastern
- **Market Expansion**
  - Expansion of business operations to the Middle east region

Internationalization IV

International Partnerships

- **Technology**
  - **FLIR**
  - **FALCONSTOR**
- **Long term growth strategy**
  - **Ensures that CSST continually improves and remains relevant**
- **Strength through Partnership**
  - **Cooperation is the key to overseas expansion.**

sojitz

FLIR
紅外技术全球領先者

FalconStor Software



Service Focus



Service Focus

- **First professional security service provider**
- **First level alarm response**
- **Recurring revenue business model**


Back End
(CSST's NMC)
Front End
(Client Premises)
Detection & Alarm notifications
Monitoring system
First level response
Technical assistance
Data Management
First Level Response
Escalation to Police or appropriate Bureau
Public Security Bureau
Intrusion detectors
Fire & Smoke detectors
Access controls
Alarm systems
Emergency response
Second Level Police Response
Emergency response
Police response

Segmentation



CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Segmentation I

NYSE: CSR

Consolidation Strategy

Step 1 : Market Consolidation
- Vertical and Horizontal Acquisitions
- Add Technology, Branding & expand product portfolio

Step 2 : Internal Integration
- Economies of Scale
- HR integration
- Grouping of common business processes and manufacturing functions

Step 3 : Segmentation
- Divisional Management
- Enhance productivity and efficiencies
- Strategic equity participations or separate listings



Technology
Products
Brands
Integration of Group
Manufacture
Software Solutions
System Integration & Services
Distribution
Education

Segmentation II

Manufacturing Division

- Largest security related equipment manufacturer in China
- Manufacturing the key components in the security sector (DVR, camera systems, control access, Intruder alarm, display systems, etc)
- Located within the Shenzhen Industrial Park (Approx. 800,000 Sqft)
- Addressing the increasing domestic and global demand for security products
- To expand OEM export opportunities
- Possible separate listing or strategic equity partnership to fuel further growth



Segmentation III

Software Division

- Security Software platform provider
  - SkyVision –security management software
  - Jilin – Traffic management software
- Powerful, user friendly software platforms will increasingly be important as the market matures and as more cameras and systems are deployed.
- Intelligent software will simplify management of data and the processing and interpretation of raw data
- Possible separate listing and/or strategic partnerships to fuel growth

SkyVision

JLN



Segmentation IV

Solution & Services Division

- Security System Installation and Integration services (Government & Corporate)
- Monitoring and other security related services
- Key business focus for CSST (ADT, Brinks, SECOM, PONE)
- Banking facility with China Construction Bank, IBM Global Finance (Asia)

IBM Global Financing (Asia)

中国建设银行
China Construction Bank



Segmentation V

Product Distribution Division

- Distribution of security related products throughout China
- Both International and domestic brands via specialised retail outlets (similar to ADI, SECOM, etc)
- Currently with 37 locations throughout china
- Appointed by leading international brands to be distributor in China
  - Exclusive distributor for LG security products for whole of China

Panasonic ideas for life
SAMSUNG
AXIS
TAMRON
HID
LG Life's Good
MOBOTIX
Mobotix...the new face of IP video
CNB

Segmentation VI

Education Division

- First Professional security Institute in China
- Jointly working with the Government to improve the standards of the security personnel in China (Currently more than 7 million security guards with no formal training or skills).
- Will offer courses and professional certificates and on-going training programs. Programs offered will be endorsed by the Government.
- Located in Shenzhen (HTZ's previous factory)



CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Summary – The Road Ahead

NYSE: CSR

- Internationalization
- Service Focus
- Segmentation

→ Sustainable Long term Growth of CSST



The LEADING Security Solution Provider